EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


            In connection with the accompanying Annual Report on Form 10-KSB for the period ended December 31, 2003 (the "Report") of SMI Products, Inc., as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Charuk, Chief Financial Officer of SMI Products, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


Dated: March 28, 2005                        /s/ JAMES CHARUK
                                             ___________________________
                                                 James Charuk
                                                 Chief Financial Officer